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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports dated February 10, 1998 and April 13, 1998, included in this Registration Statement and to the incorporation by reference in this Registration Statement of (i) our reports dated February 10, 1998 included in the Annual Reports on Form 10-K listed below and (ii) our reports dated February 10, 1998 included in Swift Energy Company's Form 8-K dated June 5, 1998 listed below, and to all references to our Firm included in this Registration Statement.

REPORTS INCORPORATED BY REFERENCE IN THIS REGISTRATION STATEMENT:

Swift Energy Company, Annual Report on Form 10-K for the year ended December 31, 1997
Swift Energy Income Partners 1989-B, Ltd., Annual Report on Form 10-K for the year ended December 31, 1997
Swift Energy Managed Pension Assets Partnership 1988-A, Ltd., Annual Report on Form 10-K for the year ended December 31, 1997
Swift Energy Pension Partners 1993-B, Ltd., Annual Report on Form 10-K for the year ended December 31, 1997

Swift Energy Income Partners 1986-D, Ltd., Annual Report on Form 10-K for the year ended December 31, 1997


Swift Energy Operating Partners 1992-B, Ltd., Annual Report on Form 10-K for the year ended December 31, 1997


REPORTS INCLUDED IN SWIFT ENERGY COMPANY'S FORM 8-K DATED JUNE 5, 1998; INCORPORATED BY REFERENCE IN THIS REGISTRATION STATEMENT:

Swift Energy Income Partners 1988-1, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1988-2, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1988-3, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-D, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-1, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-2, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-3, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-4, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-A, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-C, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-D, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1990-1, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1990-2, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1990-B, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1991-C, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1992-A, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1992-D, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1993-A, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1993-C, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1993-D, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1994-A, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1994-B, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1994-C, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1994-D, Ltd., Annual Report for the Year Ended 12/31/97

                                          ARTHUR ANDERSEN LLP

Houston, Texas

October 5, 1998